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                                                                    EXHIBIT 23.2











            CONSENT OF DELOITTE & TOUCHE, LLP, INDEPENDENT AUDITORS
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            CONSENT OF DELOITTE & TOUCHE, LLP, INDEPENDENT AUDITORS

     We consent to the incorporation by reference in this Registration Statement of First Commonwealth Financial Corporation on Form S-4 of our report dated January 30, 1998, appearing in the Annual Report on Form 10-K of First Commonwealth Financial Corporation for the year ended December 31, 1997, and to the reference to us under the heading "Experts" in the Prospectus, which is a part of this Registration Statement.

                                         /s/  DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
September 3, 1998